                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): OCTOBER 16, 2001


                                JOHNSON & JOHNSON

            (Exact name of registrant as specified in its charter)

  NEW JERSEY                         1-3215                 22-1024240
(State or other                    Commission             (I.R.S. Employer
 jurisdiction                      File Number)          Identification No.)
of incorporation)


         ONE JOHNSON & JOHNSON PLAZA, NEW BRUNSWICK, NEW JERSEY  08933

              (Address of principal executive offices)           (zip code)


        Registrant's telephone number including area code: (732) 524-0400

ITEM 5.     OTHER EVENTS.

On October 16, 2001, Johnson & Johnson ("J&J") issued the attached press release announcing its sales and earnings for the period ended September 30, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.            Description of Exhibit
99.15                  Press Release dated October 16, 2001 for the period
                       ended September 30, 2001

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    JOHNSON & JOHNSON




Date: October 19, 2001              By: /s/ John Papa
                                       --------------
                                    John Papa
                                    Treasurer